Events after the reporting period	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Events after the reporting period
33	EVENTS AFTER THE REPORTING PERIOD
On March 14, 2022, TDCX announced that the board of directors had approved a US$30 million share repurchase program. The share repurchase program commenced on the same day. Up to the date of the financial statements, the Company acquired 106,200 of its own shares through repurchases on the open market at prevailing market prices for US$1.3 million.